                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 21
Statement of Operations.......................... 22
Statement of Changes in Net Assets............... 23
Financial Highlights............................. 24
Notes to Financial Statements.................... 26
Report of Independent Accountants................ 31
Dividend Reinvestment Plan....................... 32

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

November 19, 1999

Dear Shareholder:
    As we approach the end of the century--and the millennium--it seems appropriate to take a look back at the progress we've made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen this century is the increasing importance of investing for many Americans.
    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.
    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Those that have stood the test of time include:
    - Investing for the long-term
    - Basing investment decisions on sound research
    - Building a diversified portfolio
    - Believing in the value of professional investment advice
    While no one can predict the future, at Van Kampen, we believe that these ideas will remain important tenets for investors well into the next century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we enter the new millennium.

Sincerely,


[SIG.]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory
Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Investment Advisory
Corp.


Source: Investment Company Institute

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree over the past year, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail activity, which pushed the personal savings rate to a record low as spending rates outpaced income growth. Although the U.S. economy experienced a slowdown during the second quarter of 1999, growth rebounded toward the end of the reporting period.

EMPLOYMENT SITUATION

    The strong job market helped support the strength of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains. However, these pressures ultimately pushed the cost of labor higher in the second quarter, as the employment cost index recorded its biggest gain in eight years before returning to a more moderate level in the third quarter.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report. The Federal Reserve Board remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed its three interest rate cuts from the fall of 1998, raising rates in June, August, and November 1999 to keep the economy from overheating.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Third Quarter 1999
                                  [BAR GRAPH]

97Q3                                                           4
97Q4                                                         3.1
98Q1                                                         6.7
98Q2                                                         2.1
98Q3                                                         3.8
98Q4                                                         5.9
99Q1                                                         3.7
99Q2                                                         1.9
99Q3                                                         5.5

Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1999

                    VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VKV)

COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1)............  (13.29%)
One-year total return based on NAV(2).....................   (6.88%)

DISTRIBUTION RATES

Distribution rate as a % of closing common stock
   price(3)...............................................     6.72%
Taxable-equivalent distribution rate as a % of closing
   common stock price(4)..................................    10.50%

SHARE VALUATIONS

Net asset value...........................................    $13.80
Closing common stock price................................  $12.0625
One-year high common stock price (12/21/98)...............  $15.1875
One-year low common stock price (10/19/99)................  $11.4375
Preferred share (Series A) rate(5)........................    3.500%
Preferred share (Series B) rate(5)........................    3.450%
Preferred share (Series C) rate(5)........................    3.419%
Preferred share (Series D) rate(5)........................    3.495%
Preferred share (Series E) rate(5)........................    3.300%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW
                    VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

We recently spoke with representatives of the adviser of the Van Kampen Value Municipal Income Trust about the key events and economic forces that shaped the markets during the past year. Timothy D. Haney, portfolio manager, has managed the Trust since 1995 and worked in the investment industry since 1988. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following discussion reflects their views on the Trust's performance during the 12 months ended October 31, 1999.

 Q    WHAT HAPPENED IN THE MUNICIPAL MARKET DURING THE REPORTING PERIOD?

 A Bonds of all types experienced price declines during the past 12 months as interest rates rose, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve Board's two interest-rate increases during the summer, the bond market declined as the nation's strong economic growth continued to spark inflation fears, leading to concern about future rate hikes. Because of low institutional demand for municipal bonds during the period, these conditions affected municipals more than their taxable counterparts--corporate and Treasury bonds. The yields of newly issued 30-year AAA municipal bonds rose more than a full percentage point during the 12-month period, so the prices of existing bonds dropped concurrently. The bonds in the Trust's portfolio were not spared by this market movement and suffered price declines along with the rest of the municipal market.
    The interest-rate increases also suppressed municipal bond supply, bringing overall nationwide issuance down more than 20 percent in the first ten months of the year compared with 1998. Supply was down in almost every sector, with electric-utility and health-care bonds experiencing the most significant drops. Although new issuance kept pace with last year's active market, the amount of bonds issued through refinancing was down more than 50 percent for the year through October. Many municipalities simply chose not to refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace.


 Q    DID MUNICIPAL BONDS BENEFIT FROM THE STRONG ECONOMY?

 A Yes. The effects of the healthy economy were reflected in the good credit conditions in the municipal market, even though prices suffered. With the exception of the health-care sector, overall credit quality remained high, and we witnessed a number of credit upgrades as tax revenues kept municipal finances strong.

 Q    WHAT TECHNIQUES DID YOU USE TO MANAGE THE TRUST IN THESE CONDITIONS?

 A We took advantage of the general market price declines to enhance the current income potential and tax management of the Trust. We sold some of our holdings at a capital loss to offset some of the gains we had earned early in 1999. This allowed us to avoid the need to distribute taxable capital gains to shareholders this year. We replaced these bonds with longer-maturity, higher-yielding issues, which protected the Trust's income stream. The new bonds also had better protection against bond calls.
    As a consequence of this strategy, there was an increase in the portfolio's duration, or sensitivity to interest-rate changes. We feel that this will benefit the Trust in a declining interest-rate environment by allowing it to participate more fully in a market rally. In the short term, however, the longer duration negatively affected the Trust's total return as interest rates climbed.

 Q    WHAT AREAS OF THE MUNICIPAL MARKET WERE MOST ATTRACTIVE TO YOU?

 A We continually looked for the bonds that we felt represented the best values compared with the other offerings in the marketplace. In general, the most attractive bonds were the ones that, going forward, we felt would be in greatest demand by retail investors. That often involved selling the holdings that provided the most in-demand coupon rate by individual investors (which varied as interest rates increased) and replacing them with other issues that appeared to be undervalued. For example, we sought bonds issued in states where heavy supply had temporarily suppressed prices. During the last year, we found attractive issues that met this criteria in states like New York, Colorado, and Michigan. When we correctly anticipated an increase in demand, this strategy contributed to the Trust's total return. For additional portfolio highlights, please refer to page 8.



 Q    HOW DID THE TRUST PERFORM DURING THE PERIOD?

 A Total return performance was disappointing because of the general downturn in bond prices and the Trust's increased duration. In addition, the Trust's leverage component hurt its performance during the period.
Although leverage helps the Trust provide higher income levels to common shareholders, it made the portfolio more sensitive to the interest-rate increases during the reporting period. For the one-year period ended October 31, 1999, the Trust returned -13.29 percent(1) based on market price. This reflects a decrease in market price from $14.75 per share on October 31, 1998, to $12.0625 per share on October 31, 1999.
    On the positive side, the dividend remained unchanged during the past 12 months. The monthly federally tax-exempt dividend of $0.0675 per share translates to a distribution rate of 6.72 percent(3) based on the Trust's closing market price on October 31, 1999. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a taxable yield of
10.5 percent(4) for an investor in the 36 percent federal income tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance does not guarantee future performance.

 Q    WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE MUNICIPAL MARKET?

 A In the coming months, we will probably see a slowing economy, which may be partly the result of year 2000 concerns. Wage increases will likely keep inflation fears at the forefront, although increasing productivity should be able to offset higher wage costs for employers.
    Preparations for the turn of the millennium may also limit new issuance and general market activity at the end of the year. Many municipal issuers are planning to postpone issuing bonds until they feel certain that any potential computer problems have been avoided, but we believe that market activity should pick up early in 2000. In the meantime, we will continue to focus on finding attractive-yielding bonds and protecting the Trust from bond calls as much as possible. We will also use our extensive research capabilities to look for attractive opportunities throughout the coming months.

[SIG.]
Timothy D. Haney

Portfolio Manager

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It is redeemed at maturity for full face value.

                              PORTFOLIO HIGHLIGHTS

                    VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
 TOP FIVE PORTFOLIO INDUSTRIES*
                                  [BAR GRAPH]

                                                                      OCTOBER 31, 1999                   OCTOBER 31, 1998
                                                                      ----------------                   ----------------
Health Care                                                                14.40                              16.80
Industrial Revenue                                                         13.20                              12.50
Public Building                                                            11.20                              12.90
Retail Elec/Gas/Teleph                                                      9.40                              10.30
General Purpose                                                             8.10                               6.90

* As a percentage of long-term investments
 NET ASSET VALUE AND MARKET PRICE
 (BASED UPON MONTH-END VALUES)
MARCH 1993 THROUGH OCTOBER 1999
                                  [LINE GRAPH]

                                                                        MARKET PRICE                     NET ASSET VALUE
                                                                        ------------                     ---------------
Mar 1993                                                                   14.95                              14.95
                                                                           14.50                              15.20
                                                                           14.63                              15.13
                                                                           14.75                              15.70
                                                                           14.75                              15.61
                                                                           15.00                              16.22
                                                                           15.25                              16.58
Oct 1993                                                                   15.25                              16.43
                                                                           14.50                              15.90
                                                                           14.50                              16.25
                                                                           15.00                              16.46
                                                                           14.13                              15.51
                                                                           12.88                              13.95
                                                                           12.63                              13.91
                                                                           12.88                              14.09
                                                                           12.88                              13.84
                                                                           12.63                              14.09
                                                                           12.38                              14.04
                                                                           11.50                              13.53
Oct 1994                                                                   10.75                              12.90
                                                                           11.38                              12.23
                                                                           11.00                              12.82
                                                                           12.00                              13.31
                                                                           12.38                              14.00
                                                                           12.38                              14.07
                                                                           12.50                              13.87
                                                                           12.63                              14.30
                                                                           12.38                              13.75
                                                                           12.50                              13.88
                                                                           12.50                              14.02
                                                                           12.13                              14.08
Oct 1995                                                                   12.75                              14.37
                                                                           12.88                              14.78
                                                                           12.50                              14.96
                                                                           13.00                              15.00
                                                                           12.88                              14.71
                                                                           12.25                              14.20
                                                                           12.00                              13.99
                                                                           11.88                              13.91
                                                                           11.88                              14.03
                                                                           12.38                              14.19
                                                                           12.50                              14.10
                                                                           12.50                              14.35
Oct 1996                                                                   12.38                              14.50
                                                                           12.63                              14.86
                                                                           12.13                              14.63
                                                                           12.63                              14.51
                                                                           12.63                              14.63
                                                                           12.38                              14.23
                                                                           12.63                              14.29
                                                                           12.75                              14.52
                                                                           13.06                              14.67
                                                                           13.75                              15.28
                                                                           13.50                              14.90
                                                                           13.75                              15.10
Oct 1997                                                                   13.56                              15.14
                                                                           13.94                              15.15
                                                                           13.94                              15.43
                                                                           14.25                              15.55
                                                                           14.38                              15.45
                                                                           14.13                              15.36
                                                                           13.63                              15.11
                                                                           13.75                              15.38
                                                                           13.94                              15.36
                                                                           14.00                              15.31
                                                                           14.31                              15.61
                                                                           14.63                              15.82
Oct 1998                                                                   14.75                              15.64
                                                                           14.88                              15.64
                                                                           14.75                              15.60
                                                                           14.38                              15.77
                                                                           14.63                              15.55
                                                                           14.38                              15.43
                                                                           14.00                              15.41
                                                                           13.50                              15.14
                                                                           13.75                              14.68
                                                                           13.31                              14.67
                                                                           12.88                              14.34
                                                                           12.38                              14.17
Oct 1999                                                                   12.06                              13.80

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                    VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF OCTOBER 31, 1999
[PIE CHART]

                                     AAA/AAA              AA/AA                A/A               BBB/BAA            NON-RATED
                                     -------              -----                ---               -------            ---------
As of October 31, 1999                64.40               7.00                10.00               17.60               1.00

AS OF OCTOBER 31, 1998
[PIE CHART]

                                     AAA/AAA              AA/AA                A/A               BBB/BAA            NON-RATED
                                     -------              -----                ---               -------            ---------
As of October 31, 1998                63.20               7.50                11.40               17.30               1.00

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
 DIVIDEND HISTORY

FOR THE PERIOD ENDED OCTOBER 31, 1999

[BAR GRAPH]

                                                                               DIVIDEND
                                                                               --------
Nov 1998                                                                        0.0675
Dec 1998                                                                        0.0675
Jan 1999                                                                        0.0675
Feb 1999                                                                        0.0675
Mar 1999                                                                        0.0675
Apr 1999                                                                        0.0675
May 1999                                                                        0.0675
Jun 1999                                                                        0.0675
Jul 1999                                                                        0.0675
Aug 1999                                                                        0.0675
Sep 1999                                                                        0.0675
Oct 1999                                                                        0.0675

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MUNICIPAL BONDS  98.6%
          ALABAMA  2.7%
$ 3,815   Alabama Agricultural & Mechanical
          Univ Rev (Prerefunded @ 11/01/05)
          (MBIA Insd)..........................  6.500%      11/01/25    $  4,218,894
  5,000   Birmingham Baptist Med Cent AL Spl
          Care Fac Fin Auth Rev (MBIA Insd)....  5.750       11/15/10       5,089,750
  2,650   Huntsville, AL Healthcare Auth
          Healthcare Fac Rev Ser A
          (MBIA Insd)..........................  6.375       06/01/22       2,706,710
  3,000   Jefferson Cnty, AL Swr Rev Cap Impt
          Warrants Ser A (FGIC Insd)...........  5.125       02/01/39       2,540,670
    288   Mobile, AL Indl Dev Brd Solid Waste
          Disp Rev Mobile Energy Svcs Co Proj
          Rfdg (c).............................  6.950       01/01/20          95,132
                                                                         ------------
                                                                           14,651,156
                                                                         ------------
          ALASKA  0.2%
  1,000   North Slope Borough, AK Ser B
          (FSA Insd)...........................  7.500       06/30/01       1,051,020
                                                                         ------------
          ARIZONA  0.8%
  4,295   Pima Cnty, AZ Indl Dev Auth Indl Rev
          Lease Oblig Irvington Proj Tucson Ser
          A Rfdg (FSA Insd)....................  7.250       07/15/10       4,620,819
                                                                         ------------
          ARKANSAS  0.2%
  3,050   Arkansas St Cap Apprec College
          Savings Ser A........................  *           06/01/16       1,142,073
                                                                         ------------
          CALIFORNIA  9.3%
    825   California Hsg Fin Agy Rev Home Mtg
          Ser B1...............................  6.300       08/01/08         845,840
    895   California Rural Home Mtg Fin Auth
          Single Family Mtg Rev Ser B (GNMA
          Collateralized)......................  7.750       09/01/26         966,358
  1,500   California St Pub Wks Brd Lease Rev
          Dept of Corrections Monterey Ser A
          (Prerefunded @ 11/01/04)
          (MBIA Insd)..........................  6.400       11/01/10       1,659,375
  6,000   California St Pub Wks Brd Lease Rev
          Dept of Corrections St Prisons Ser A
          Rfdg (AMBAC Insd)....................  5.250       12/01/13       5,868,300
  2,000   California St Pub Wks Brd Lease Rev
          Dept of Corrections St Prisons Ser A
          Rfdg (AMBAC Insd)....................  5.000       12/01/19       1,801,640
 30,000   Foothill/Eastern Corridor Agy CA Toll
          Rd Rev Cap Apprec Rfdg...............  *           01/15/22       7,222,500
  1,000   Foothill/Eastern Corridor Agy CA Toll
          Rd Rev Sr Lien Ser A.................  6.500       01/01/32       1,106,200

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)

$ 2,000   Fresno, CA Hlth Fac Rev Holy Cross
          Hlth Sys Saint Agnes Med (Prerefunded
          @ 06/01/02) (MBIA Insd)..............  6.625%      06/01/21    $  2,156,960
  1,175   Kings Cnty, CA Waste Mgmt Auth Solid
          Waste Rev............................  7.200       10/01/14       1,255,711
  2,325   Los Angeles, CA Dept Wtr & Pwr Elec
          Plant Rev (MBIA Insd)................  4.250       11/15/14       1,973,785
  9,500   Los Angeles, CA Dept Wtr & Pwr Elec
          Plant Rev Crossover Rfdg
          (FGIC Insd)(b).......................  5.375       09/01/23       8,802,320
  5,000   Orange Cnty, CA Recovery Partn Ser A
          (MBIA Insd)..........................  6.000       07/01/06       5,378,600
  1,000   Orange Cnty, CA Recovery Ser A Rfdg
          (MBIA Insd)..........................  5.600       06/01/07       1,052,740
  2,995   Orange Cnty, CA Recovery Ser A Rfdg
          (MBIA Insd)..........................  6.000       06/01/08       3,224,657
  5,700   Sacramento, CA City Fin Auth Rev Comb
          Proj B (MBIA Insd)...................  *           11/01/15       2,249,220
  7,550   San Joaquin Hills, CA Transn Corridor
          Agy Toll Rd Rev Cap Apprec Ser A Rfdg
          (MBIA Insd)..........................  *           01/15/36         824,536
  3,250   San Marcos, CA Pub Fac Auth Rev Pub
          Impt Civic Cent Ser A Rfdg...........  6.200       08/01/22       3,228,062
 10,225   Santa Ana, CA Unified Sch Dist Ctfs
          Partn Cap Apprec Fin Proj
          (FSA Insd)...........................  *           04/01/32       1,404,710
                                                                         ------------
                                                                           51,021,514
                                                                         ------------
          COLORADO  5.6%
  5,640   Adams & Arapahoe Cntys, CO Jt Sch
          Dist Ser C (MBIA Insd)...............  5.750       12/01/08       5,914,160
  1,000   Arapahoe Cnty, CO Cap Impt Trust Fund
          Hwy Rev E-470 Proj Ser B (Prerefunded
          @ 08/31/05)..........................  6.950       08/31/20       1,133,110
  3,000   Arapahoe Cnty, CO Cap Impt Trust Fund
          Hwy Rev E-470 Proj Ser B (Prerefunded
          @ 08/31/05)..........................  7.000       08/31/26       3,406,230
  9,000   Arapahoe Cnty, CO Cap Impt Trust Fund
          Hwy Rev E-470 Proj Ser C (Prerefunded
          @ 08/31/05)..........................  *           08/31/26       1,405,890
  2,825   Denver, CO City & Cnty Arpt Rev......  8.500       11/15/23       2,971,731
    920   Denver, CO City & Cnty Arpt Rev
          Ser A................................  8.875       11/15/12       1,000,932

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          COLORADO (CONTINUED)

$   330   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/01).............  8.875%      11/15/12    $    365,604
  3,000   Denver, CO City & Cnty Arpt Rev Ser B
          (MBIA Insd)..........................  6.250       11/15/07       3,205,860
  6,000   Denver, CO City & Cnty Arpt Rev
          Ser C................................  6.600       11/15/04       6,290,400
  7,500   E-470 Pub Hwy Auth CO Rev Sr Ser B
          Rfdg (MBIA Insd).....................  *           09/01/19       2,233,500
  1,030   Loveland, CO Ctfs Partn
          (FSA Insd)(a)........................  4.850       08/15/05       1,028,125
  2,000   Meridian Metro Dist CO Peninsular &
          Oriental Steam Navig Co Rfdg (LOC:
          Meridian Assoc East).................  7.500       12/01/11       2,114,700
                                                                         ------------
                                                                           31,070,242
                                                                         ------------
          CONNECTICUT  0.5%
  2,500   Connecticut St Hlth & Edl Fac Auth
          Rev Nursing Home Pgm AHF/Hartford
          (Prerefunded @ 11/01/04).............  7.125       11/01/14       2,805,450
                                                                         ------------
          FLORIDA  5.0%
  1,985   Bay Cnty, FL Sch Brd Ctfs Partn
          (Prerefunded @ 07/01/04)
          (AMBAC Insd).........................  6.750       07/01/12       2,193,207
  3,500   Citrus Cnty, FL Hosp Brd Rev Citrus
          Mem Hosp Ser A Rfdg (FSA Insd).......  6.500       08/15/12       3,715,355
  2,500   Dade Cnty, FL Wtr & Swr Sys Rev
          (FGIC Insd)..........................  5.250       10/01/21       2,294,250
  1,395   Florida Hsg Fin Agy Single Family Mtg
          Ser A Rfdg (GNMA Collateralized).....  6.650       01/01/24       1,444,606
  5,000   Greater Orlando Aviation Auth Orlando
          FL Arpt Fac Rev Ser A (FGIC Insd)....  5.125       10/01/28       4,344,150
  3,000   Hillsborough Cnty, FL Cap Impt Pgm
          Rev Criminal Justice Fac Rfdg
          (FGIC Insd)..........................  5.250       08/01/16       2,810,640
  3,000   Hillsborough Cnty, FL Indl Dev Auth
          Pollutn Ctl Rev Tampa Elec Co Proj
          Ser 92 Rfdg..........................  8.000       05/01/22       3,285,630
  2,945   Hillsborough Cnty, FL Sch Brd Ctfs
          Partn (Prerefunded @ 07/01/04)
          (MBIA Insd)..........................  6.000       07/01/12       3,156,893
  3,985   Pinellas Cnty, FL Hsg Fin Auth Single
          Family Mtg Rev Multi Cnty Pgm Ser A
          (GNMA Collateralized)................  6.700       02/01/28       4,106,542
                                                                         ------------
                                                                           27,351,273
                                                                         ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------

          GEORGIA  1.8%
$ 3,000   Cobb Cnty, GA Hosp Auth Rev Antic
          Ctfs Ser A (AMBAC Insd)..............  4.750%      04/01/26    $  2,436,360
  5,000   Georgia Muni Elec Auth Pwr Rev Ser B
          Rfdg (FGIC Insd).....................  5.700       01/01/19       4,910,950
  2,700   Marietta, GA Dev Auth Rev First Mtg
          Life College Ser B (FSA Insd)........  5.375       09/01/09       2,725,569
                                                                         ------------
                                                                           10,072,879
                                                                         ------------
          ILLINOIS  5.5%
  6,000   Chicago, IL Brd Ed Chicago Sch
          Reform Brd Ser A (FGIC Insd).........  5.500       12/01/26       5,627,100
  3,500   Chicago, IL Cap Apprec (Prerefunded @
          07/01/05) (AMBAC Insd)...............  *           01/01/17       1,271,515
  1,000   Chicago, IL Park Dist (Prerefunded @
          01/01/02)............................  6.700       01/01/11       1,065,590
  1,560   Illinois Hlth Fac Auth Rev Carle
          Fndtn Ser A Rfdg (FGIC Insd).........  6.750       01/01/10       1,597,253
  3,180   Illinois Hlth Fac Auth Rev Children's
          Mem Hosp (MBIA Insd).................  6.250       08/15/13       3,343,611
  2,250   Illinois Hlth Fac Auth Rev
          Evangelical Hosps Ser A Rfdg
          (FSA Insd)...........................  6.750       04/15/17       2,417,512
  1,250   Illinois Hlth Fac Auth Rev
          Evangelical Hosps Ser C (FSA Insd)...  6.750       04/15/17       1,343,063
  1,000   Illinois Hlth Fac Auth Rev Highland
          Park Hosp Proj Ser A (MBIA Insd).....  5.750       10/01/17         968,990
  5,000   Metropolitan Pier & Expo Auth IL
          Dedicated St Tax Rev McCormick Plan
          Expn Proj Ser A Rfdg (FGIC Insd).....  5.250       12/15/28       4,427,050
  2,070   Northern IL Univ Ctfs Partn Hoffman
          Estates Cent Proj (FSA Insd).........  5.400       09/01/16       1,970,474
  5,000   Regional Tran Auth IL Ser A
          (AMBAC Insd).........................  8.000       06/01/17       6,173,850
                                                                         ------------
                                                                           30,206,008
                                                                         ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------

          KENTUCKY  2.7%
$ 9,900   Kenton Cnty, KY Arpt Brd Arpt Rev Spl
          Fac Delta Airls Proj Ser A...........  7.500%      02/01/12    $ 10,394,406
  3,500   Kenton Cnty, KY Arpt Brd Arpt Rev Spl
          Fac Delta Airls Proj Ser A...........  7.500       02/01/20       3,674,790
    500   Mt Sterling, KY Lease Rev KY League
          Cities Fdg Ser B.....................  6.100       03/01/18         505,745
                                                                         ------------
                                                                           14,574,941
                                                                         ------------
          LOUISIANA  2.0%
  2,000   Louisiana Stadium & Expo Dist Hotel
          Occupancy Tax & Stadium Rev Ser B
          Rfdg (FGIC Insd).....................  4.750       07/01/21       1,674,400
  3,875   New Orleans, LA Rfdg (FGIC Insd).....  4.750       12/01/26       3,161,457
  6,000   Saint Charles Parish, LA Solid Waste
          Disp Rev LA Pwr & Lt Co Proj
          (FSA Insd)...........................  7.050       04/01/22       6,283,260
                                                                         ------------
                                                                           11,119,117
                                                                         ------------
          MAINE  0.8%
  3,000   Maine Edl Ln Mktg Corp Student Ln
          Rev Ser A4...........................  5.950       11/01/03       3,122,370
  1,125   Maine St Hsg Auth Mtg Purp Ser C2....  6.875       11/15/23       1,174,264
                                                                         ------------
                                                                            4,296,634
                                                                         ------------
          MASSACHUSETTS  3.4%
  1,000   Massachusetts St Indl Fin Agy Wtr
          Treatment American Hingham...........  6.750       12/01/20       1,037,520
  1,000   Massachusetts St Indl Fin Agy Wtr
          Treatment American Hingham...........  6.900       12/01/29       1,044,250
  1,000   Massachusetts St Indl Fin Agy Wtr
          Treatment American Hingham...........  6.950       12/01/35       1,052,390
 14,500   Massachusetts St Wtr Res Auth Ser A
          (Prerefunded @ 12/01/01).............  6.500       12/01/19      15,433,075
                                                                         ------------
                                                                           18,567,235
                                                                         ------------
          MICHIGAN  5.3%
  1,250   Battle Creek, MI Downtown Dev Auth
          Tax Increment Rev
          (Prerefunded @ 05/01/04).............  7.600       05/01/16       1,412,388
  5,000   Detroit, MI Downtown Dev Auth Tax
          Increment Rev Dev Area No 1 Proj
          Ser C1 (Prerefunded @ 07/01/06)......  6.250       07/01/25       5,444,750

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MICHIGAN (CONTINUED)

$ 2,750   Detroit, MI Ser B Rfdg...............  7.000%      04/01/04    $  2,954,957
  4,000   Michigan St Bldg Auth Rev Ser I Rfdg
          (MBIA Insd)..........................  6.250       10/01/20       4,062,800
  3,000   Michigan St Hosp Fin Auth Rev Detroit
          Med Cent Oblig Ser A.................  5.250       08/15/23       2,386,830
  4,300   Michigan St Hosp Fin Auth Rev Detroit
          Med Cent Oblig Ser A.................  5.250       08/15/28       3,359,676
  5,000   Michigan St Strategic Fd Ltd Oblig
          Rev Detroit Edison Co Ser A Rfdg
          (MBIA Insd)..........................  5.550       09/01/29       4,569,600
  6,000   Wayne Charter Cnty, MI Arpt Rev
          Detroit Metro Wayne Cnty Ser A
          (MBIA Insd)..........................  5.000       12/01/28       5,017,440
                                                                         ------------
                                                                           29,208,441
                                                                         ------------
          MISSISSIPPI  0.3%
  2,000   Mississippi Business Fin Corp MS
          Pollutn Ctl Rev Sys Energy Res
          Inc Proj.............................  5.875       04/01/22       1,768,720
                                                                         ------------
          MISSOURI  0.4%
  2,395   Kansas City, MO Port Auth Fac
          Riverfront Park Proj Ser A...........  5.750       10/01/03       2,461,150
                                                                         ------------
          NEVADA  1.6%
  5,750   Clark Cnty, NV Indl Dev Rev NV Pwr Co
          Proj Ser C Rfdg (AMBAC Insd).........  7.200       10/01/22       6,214,543
  2,325   Nevada Hsg Div Single Family Pgm Mezz
          Ser B................................  6.550       10/01/12       2,365,757
                                                                         ------------
                                                                            8,580,300
                                                                         ------------
          NEW JERSEY  3.5%
  1,000   Bordentown, NJ Swr Auth Rev Ser C
          (MBIA Insd)..........................  6.800       12/01/25       1,040,970
  1,000   New Jersey Econ Dev Auth Econ Dev Rev
          Manahawkin Convalescent Ser A Rfdg
          (FHA Gtd)............................  6.650       02/01/23       1,046,550
  2,500   New Jersey Econ Dev Auth Mkt
          Transition Fac Rev Sr Lien Ser A
          (MBIA Insd)..........................  5.800       07/01/09       2,586,300
  1,695   New Jersey Hlthcare Fac Fin Auth Rev
          Genl Hosp Cent at Passaic
          (FSA Insd)...........................  6.000       07/01/06       1,807,328
  2,500   New Jersey Hlthcare Fac Fin Auth Rev
          Genl Hosp Cent at Passaic
          (FSA Insd)...........................  6.750       07/01/19       2,745,450

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)

$ 4,000   New Jersey St Transn Trust Fund Auth
          Transn Sys Ser A.....................  5.750%      06/15/16    $  4,010,320
  6,750   Salem Cnty, NJ Indl Pollutn Ctl Fin
          Auth Rev Pollutn Ctl Pub Svc Elec &
          Gas Ser A (MBIA Insd)................  5.450       02/01/32       6,235,110
                                                                         ------------
                                                                           19,472,028
                                                                         ------------
          NEW MEXICO  0.3%
  2,000   New Mexico St Hosp Equip Ln Council
          Hosp Rev Mem Med Cent Inc Proj.......  5.500       06/01/28       1,699,440
                                                                         ------------
          NEW YORK  14.6%
  5,000   Long Island Pwr Auth NY Elec Sys Rev
          Gen Ser A (MBIA Insd)................  5.250       12/01/26       4,467,050
  1,695   New York City Muni Wtr Fin Auth Wtr &
          Swr Sys Rev Ser A....................  7.000       06/15/09       1,780,818
  5,000   New York City Muni Wtr Fin Auth Wtr &
          Swr Sys Rev Ser B (FGIC Insd)........  5.250       06/15/29       4,448,400
  7,270   New York City Ser A..................  7.000       08/01/04       7,917,975
  5,700   New York City Ser E Rfdg.............  6.600       08/01/03       6,058,872
  5,000   New York City Ser G..................  5.750       02/01/14       4,939,700
  1,250   New York St Dorm Auth Lease Rev St
          Univ Dorm Facs Ser C (MBIA Insd).....  5.500       07/01/29       1,159,675
  2,000   New York St Dorm Auth Rev City Univ
          Third Genl Res Ser 2
          (Prerefunded @ 07/01/04)
          (MBIA Insd)..........................  6.250       07/01/19       2,135,880
  7,575   New York St Dorm Auth Rev Cons City
          Univ Sys Ser A.......................  5.625       07/01/16       7,374,717
  4,000   New York St Dorm Auth Rev Court Fac
          Lease Ser A..........................  5.250       05/15/21       3,519,080
  2,500   New York St Dorm Auth Rev Dept
          Of Hlth..............................  5.500       07/01/25       2,263,025
  4,000   New York St Dorm Auth Rev St Univ Edl
          Fac Ser A Rfdg (AMBAC Insd)..........  5.500       05/15/09       4,090,800
  5,215   New York St Dorm Auth Rev St Univ Edl
          Fac Ser B Rfdg.......................  7.375       05/15/14       5,397,368
  5,885   New York St Energy Resh & Dev Auth
          Fac Rev..............................  7.125       12/01/29       6,422,183
  2,310   New York St Med Care Fac Fin Agy Rev
          Saint Peter's Hosp Proj Ser A
          (AMBAC Insd).........................  5.375       11/01/13       2,219,933

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)

$ 3,130   New York St Urban Dev Corp Rev
          Correctional Fac Ser A Rfdg..........  5.500%      01/01/16    $  2,939,884
  5,000   New York St Urban Dev Corp Rev St
          Fac Rfdg.............................  5.700       04/01/20       4,838,750
  1,500   Niagara, NY Frontier Arpt Rev Buffalo
          Niagara Intl Arpt Ser A
          (MBIA Insd)..........................  5.625       04/01/29       1,388,640
  7,000   Port Auth NY & NJ Spl Oblig Rev Spl
          Proj JFK Intl Arpt Terminal 6
          (MBIA Insd)..........................  5.750       12/01/25       6,774,740
                                                                         ------------
                                                                           80,137,490
                                                                         ------------
          OHIO  3.9%
  2,000   Cuyahoga Cnty, OH Multi-Family Rev
          Hsg Dale Bridge Apt
          (GNMA Collateralized)................  6.600       10/20/30       2,089,300
  3,540   Franklin Cnty, OH Hosp Rev & Impt
          Doctor's Hosp Proj Rfdg..............  5.875       12/01/23       3,572,887
  5,515   Lucas Cnty, OH Hosp Rev Promedica
          Hlthcare Oblig (MBIA Insd)...........  6.000       11/15/06       5,827,204
  2,780   Miami Cnty, OH Hosp Fac Rev Upper Vly
          Med Cent Ser C Rfdg & Impt...........  5.600       05/15/02       2,800,238
  5,130   Muskingum Cnty, OH Hosp Fac Rev
          Bethesda Care Sys Rfdg & Impt
          (Connie Lee Insd)....................  6.250       12/01/10       5,418,922
  2,000   Ohio St Wtr Dev Auth Pollutn Ctl Fac
          Rev OH Edison Co Proj Rfdg...........  5.950       05/15/29       1,813,920
                                                                         ------------
                                                                           21,522,471
                                                                         ------------
          OKLAHOMA  3.1%
  7,000   Oklahoma Dev Fin Auth Rev St John
          Hlth Sys Rfdg........................  5.750       02/15/25       6,689,830
 10,000   Tulsa, OK Muni Arpt Tran Rev American
          Airls Inc............................  7.375       12/01/20      10,373,700
                                                                         ------------
                                                                           17,063,530
                                                                         ------------
          OREGON  0.7%
  3,795   Oregon St Dept Admin Serv Ctfs Partn
          Ser A (MBIA Insd)....................  5.250       11/01/10       3,793,406
                                                                         ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------

          PENNSYLVANIA  3.9%
$ 3,000   Pennsylvania St Higher Edl Fac Auth
          Rev Med College PA Ser A (Prerefunded
          @ 03/01/01)..........................  7.250%      03/01/11    $  3,174,240
  9,450   Philadelphia, PA Gas Wks Rev Ser 14
          Rfdg (FSA Insd)......................  6.250       07/01/08      10,077,575
  2,525   Philadelphia, PA Gas Wks Rev Ser 14
          Rfdg (FSA Insd)......................  6.375       07/01/26       2,579,414
    800   Philadelphia, PA Hosps & Higher Ed
          Fac Auth Rev Cmnty College Ser A
          (MBIA Insd)..........................  6.100       05/01/09         858,824
  1,370   Philadelphia, PA Hosps & Higher Ed
          Fac Auth Rev Cmnty College Ser B Rfdg
          (MBIA Insd)..........................  6.500       05/01/08       1,492,642
  2,235   Ridley Park, PA Hosp Auth Rev Taylor
          Hosp Ser A...........................  6.000       12/01/05       2,304,374
  1,000   Southeastern PA Trans Auth PA Spl Rev
          Ser A (FGIC Insd)....................  4.750       03/01/24         828,230
                                                                         ------------
                                                                           21,315,299
                                                                         ------------
          RHODE ISLAND  0.2%
  1,050   Rhode Island St Hlth & Edl Bldg Corp
          Rev Higher Edl Fac Roger Williams
          (Prerefunded @ 11/15/04) (Connie Lee
          Insd)................................  7.200       11/15/14       1,185,534
                                                                         ------------
          TENNESSEE  0.2%
  1,320   Tennessee Hsg Dev Agy Mtg Fin Ser
          A....................................  7.125       07/01/26       1,365,764
                                                                         ------------
          TEXAS  6.2%
  9,065   Alliance Arpt Auth Inc TX Spl Fac Rev
          American Airls Inc Proj..............  7.500       12/01/29       9,451,804
  3,000   Brazos River Auth TX Rev Houston Inds
          Inc Proj Ser D Rfdg (MBIA Insd)......  4.900       10/01/15       2,668,680
  6,000   Dallas, TX Rev Spl Tax Ser A (AMBAC
          Insd)................................  4.750       08/15/27       4,883,880
  3,000   Dallas Cnty, TX Util & Reclamation
          Dist Ser B Rfdg (AMBAC Insd) (a).....  5.875       02/15/29       2,937,060
  2,250   Harris Cnty, TX Hlth Fac Dev Corp
          Hosp Rev Hermann Hosp Proj
          (Prerefunded @ 10/01/04) (MBIA
          Insd)................................  6.375       10/01/24       2,434,275
  1,275   Matagorda Cnty, TX Navig Dist No 1
          Rev Houston Lt & Pwr Ser A Rfdg
          (AMBAC Insd).........................  6.700       03/01/27       1,344,462

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 5,000   Matagorda Cnty, TX Navig Dist No 1
          Rev Houston Lt Rfdg (AMBAC Insd).....  5.125%      11/01/28    $  4,289,500
  4,500   Tarrant Cnty, TX Hlth Fac Dev TX Hlth
          Res Sys Ser A (MBIA Insd)............  5.000       02/15/26       3,800,925
  2,250   Tomball, TX Hosp Auth Rev Rfdg.......  6.125       07/01/23       2,095,965
                                                                         ------------
                                                                           33,906,551
                                                                         ------------
          UTAH  0.3%
  4,950   Intermountain Pwr Agy UT Pwr Supply
          Rev Ser A Rfdg (FGIC Insd)...........  *           07/01/17       1,694,187
                                                                         ------------
          VIRGINIA  2.1%
  2,250   Fredericksburg, VA Indl Dev Auth Hosp
          Fac Rev (Prerefunded @ 08/15/01)
          (FGIC Insd)..........................  6.600       08/15/23       2,374,267
  3,000   Isle Wight Cnty, VA Indl Dev Auth
          Solid Waste Disp Fac Rev Union Camp
          Corp Proj............................  6.550       04/01/24       3,034,200
  2,000   Loudoun Cnty, VA Ctfs Partn (FSA
          Insd)................................  6.900       03/01/19       2,147,420
  3,000   Upper Occoquan Sewage Auth VA Regl
          Sewage Rev Ser A (MBIA Insd).........  4.750       07/01/29       2,445,720
  1,500   Virginia St Hsg Dev Auth Multi-Family
          Ser E Rfdg...........................  5.900       11/01/17       1,504,500
                                                                         ------------
                                                                           11,506,107
                                                                         ------------
          WASHINGTON  4.1%
  5,000   King Cnty, WA Ser B..................  5.900       12/01/14       5,047,000
  2,500   King Cnty, WA Ser B..................  6.625       12/01/15       2,723,175
  4,000   Washington St Pub Pwr Supply Ser A
          Rfdg (FGIC Insd).....................  7.000       07/01/08       4,489,680
 10,000   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 1 Rev (AMBAC Insd)...  5.700       07/01/09      10,298,900
                                                                         ------------
                                                                           22,558,755
                                                                         ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------

          WEST VIRGINIA  2.5%
$ 5,920   Harrison Cnty, WV Cnty Cmnty Solid
          Waste Disp Rev West PA Pwr Co Ser C
          (AMBAC Insd).........................  6.750%      08/01/24    $  6,265,491
  4,000   Marshall Cnty, WV Pollutn Ctl Rev OH
          Pwr Co Proj Ser C Rfdg (MBIA Insd)...  6.850       06/01/22       4,258,360
  3,000   West Virginia St Wtr Dev Auth Wtr Dev
          Rev Ln Pgm II Ser A (Prerefunded @
          11/01/04) (FSA Insd).................  6.750       11/01/33       3,328,260
                                                                         ------------
                                                                           13,852,111
                                                                         ------------
          WISCONSIN  1.6%
  3,500   Wisconsin Hsg & Econ Dev Auth
          Homeownership Rev Ser A..............  6.450       03/01/17       3,577,980
  3,000   Wisconsin St Hlth & Edl Fac Auth Rev
          (FGIC Insd)..........................  5.000       08/15/10       2,875,320
  2,675   Wisconsin St Hlth & Edl Fac Auth Rev
          FH Hlthcare Dev Inc Proj.............  6.250       11/15/28       2,484,781
                                                                         ------------
                                                                            8,938,081
                                                                         ------------
          PUERTO RICO  3.3%
  7,000   Puerto Rico Comwlth Hwy & Tran Auth
          Hwy Rev Ser Y Rfdg (FSA Insd)........  6.250       07/01/21       7,407,400
 10,000   Puerto Rico Pub Bldgs Auth Gtd Pub
          Edl & Hlth Fac Rfdg Ser M (MBIA
          Insd)................................  5.600       07/01/08      10,465,300
                                                                         ------------
                                                                           17,872,700
                                                                         ------------
TOTAL INVESTMENTS  98.6%
  (Cost $532,845,119)................................................     542,452,426
OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%..........................       7,654,739
                                                                         ------------
NET ASSETS  100.0%...................................................    $550,107,165
                                                                         ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) Issuer has filed for protection in federal bankruptcy court.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.
LOC--Letter of Credit
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $532,845,119).......................  $542,452,426
Receivables:
  Interest..................................................     9,965,270
  Investments Sold..........................................     4,982,193
Other.......................................................        80,705
                                                              ------------
      Total Assets..........................................   557,480,594
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     5,751,505
  Income Distributions--Common and Preferred Shares.........       467,076
  Custodian Bank............................................       460,636
  Investment Advisory Fee...................................       304,746
  Administrative Fee........................................        93,768
  Affiliates................................................        40,653
Accrued Expenses............................................       137,181
Trustees' Deferred Compensation and Retirement Plans........       117,864
                                                              ------------
      Total Liabilities.....................................     7,373,429
                                                              ------------
NET ASSETS..................................................  $550,107,165
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 9,000 issued with liquidation preference of
  $25,000 per share)........................................  $225,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 23,555,115 shares issued and
  outstanding)..............................................       235,551
Paid in Surplus.............................................   348,118,080
Net Unrealized Appreciation.................................     9,607,307
Accumulated Undistributed Net Investment Income.............     2,205,942
Accumulated Net Realized Loss...............................   (35,059,715)
                                                              ------------
      Net Assets Applicable to Common Shares................   325,107,165
                                                              ------------
NET ASSETS..................................................  $550,107,165
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($325,107,165 divided
  by 23,555,115 shares outstanding).........................  $      13.80
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 32,725,891
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     3,766,421
Administrative Fee..........................................     1,158,899
Preferred Share Maintenance.................................       613,622
Trustees' Fees and Related Expenses.........................        38,760
Custody.....................................................        37,764
Legal.......................................................         9,514
Other.......................................................       310,393
                                                              ------------
    Total Expenses..........................................     5,935,373
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 26,790,518
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (2,368,152)
  Options...................................................       166,890
                                                              ------------
Net Realized Loss...........................................    (2,201,262)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    51,212,316
  End of the Period:
    Investments.............................................     9,607,307
                                                              ------------
Net Unrealized Depreciation During the Period...............   (41,605,009)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(43,806,271)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(17,015,753)
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                      Year Ended         Year Ended
                                                   October 31, 1999   October 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................    $ 26,790,518        $26,890,772
Net Realized Gain/Loss............................      (2,201,262)         1,629,512
Net Unrealized Appreciation/Depreciation During
  the Period......................................     (41,605,009)        10,448,731
                                                     -------------      -------------
Change in Net Assets from Operations..............     (17,015,753)        38,969,015
                                                     -------------      -------------
Distributions from Net Investment Income:
  Common Shares...................................     (19,079,222)       (19,079,154)
  Preferred Shares................................      (7,302,425)        (7,977,673)
                                                     -------------      -------------
Total Distributions...............................     (26,381,647)       (27,056,827)
                                                     -------------      -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................     (43,397,400)        11,912,188
NET ASSETS:
Beginning of the Period...........................     593,504,565        581,592,377
                                                     -------------      -------------
End of the Period (Including accumulated
  undistributed net investment income of
  $2,205,942 and $1,797,071, respectively)........   $ 550,107,165      $ 593,504,565
                                                     =============      =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                          ----------------------------------------
                                            1999            1998            1997
----------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a).....        $ 15.644        $ 15.139        $ 14.496
                                          --------        --------        --------
  Net Investment Income...........           1.137           1.142           1.163
  Net Realized and Unrealized
    Gain/Loss.....................          (1.859)           .512            .631
                                          --------        --------        --------
Total from Investment
  Operations......................           (.722)          1.654           1.794
                                          --------        --------        --------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common Shareholders...            .810            .810            .810
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders......            .310            .339            .341
  Distributions from Net Realized
    Gain on Investments:
    Paid to Common Shareholders...             -0-             -0-             -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders......             -0-             -0-             -0-
                                          --------        --------        --------
Total Distributions...............           1.120           1.149           1.151
                                          --------        --------        --------
Net Asset Value, End of the
  Period..........................        $ 13.802        $ 15.644        $ 15.139
                                          ========        ========        ========
Market Price Per Share at End of
  the Period......................        $12.0625        $14.7500        $13.5625
Total Investment Return at Market
  Price (b).......................         (13.29%)         15.10%          16.61%
Total Return at Net Asset Value
  (c).............................          (6.88%)          8.86%          10.30%
Net Assets at End of the Period
  (In millions)...................        $  550.1        $  593.5        $  581.6
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares**........................           1.67%           1.67%           1.70%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)...............           5.50%           5.21%           5.61%
Portfolio Turnover................             35%             24%             32%
* Non-Annualized
** Ratio of Expenses to Average
   Net Assets Including Preferred
   Shares.........................           1.02%           1.03%           1.03%

(a) Net Asset Value at March 26, 1993, is adjusted for common and preferred share offering costs of $.211 per common share.

(b) Total Investment Return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                     March 26, 1993
Year Ended October 31                (Commencement
---------------------------------    of Investment
       1996      1995      1994      Operations) to
---------------------------------   October 31, 1993
      $14.366   $12.901   $16.427        $14.789
      -------   -------   -------        -------
        1.168     1.183     1.177           .639
         .131     1.571    (3.340)         1.487
      -------   -------   -------        -------
        1.299     2.754    (2.163)         2.126
      -------   -------   -------        -------
         .829      .912      .912           .380
         .340      .377      .238           .108
          -0-       -0-      .177            -0-
          -0-       -0-      .036            -0-
      -------   -------   -------        -------
        1.169     1.289     1.363           .488
      -------   -------   -------        -------
      $14.496   $14.366   $12.901        $16.427
      =======   =======   =======        =======
      $12.375   $12.750   $10.750        $15.250
        3.70%    27.67%   (23.52%)        4.25%*
        6.87%    19.04%   (15.48%)       12.14%*
      $ 566.5   $ 563.4   $ 528.9        $ 611.9
        1.77%     1.80%     1.70%          1.46%
        5.78%     5.90%     6.39%          5.59%
          42%       50%       79%           66%*
        1.06%     1.06%     1.03%          1.00%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Value Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 26, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1999
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carry forward for tax purposes of $35,059,715 which will expire between October 31, 2002 and October 31, 2007.

    At October 31, 1999, for federal income tax purposes, cost of long-term investments is $532,845,119; the aggregate gross unrealized appreciation is $18,519,673 and the aggregate gross unrealized depreciation is $8,912,366, resulting in net unrealized appreciation on long-term investments of $9,607,307.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1999, the Trust recognized expenses of approximately $5,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                                October 31, 1999
--------------------------------------------------------------------------------

    For the year ended October 31, 1999, the Trust recognized expenses of approximately $142,200 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $200,085,659 and $202,465,586, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

                                October 31, 1999
--------------------------------------------------------------------------------

    Transactions in options for the year ended October 31, 1999, were as follows:

                                                    CONTRACTS     PREMIUM
--------------------------------------------------------------------------
Outstanding at October 31, 1998.................       200       $ 123,380
Options Written and Purchased (Net).............       400         165,512
Options Terminated in Closing Transactions
  (Net).........................................      (200)        (67,132)
Options Expired (Net)...........................      (400)       (221,760)
                                                      ----       ---------
Outstanding at October 31, 1999.................       -0-       $     -0-
                                                      ====       =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    There were no transactions in futures contracts during the year ended October 31, 1999.

C. EMBEDDED CAPS--These securities, which would be identified in the portfolio of investments, include a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trust was unchanged.

                                October 31, 1999
--------------------------------------------------------------------------------

    The Trust has outstanding 9,000 Auction Preferred Shares ("APS") in five series. Series A, B, C and D each contain 2,000 shares and Series E contains 1,000 shares. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A is generally seven days. However, effective with the auction on August 5, 1999, the dividend period for Series A was extended through April 13, 2000. Following this extended dividend period, Series A will revert back to its normal seven day reset period. The dividend period for Series B, C and D is 28 days and for Series E is 7 days. The average rate in effect on October 31, 1999 was 3.448%. During the year ended October 31, 1999, the rates ranged from 2.24% to 4.50%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Value Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Value Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Value Municipal Income Trust as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                       KPMG LLP
Chicago, Illinois
December 6, 1999

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

                    VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*

STEVEN MULLER

THEODORE A. MYERS

RICHARD F. POWERS, III* - Chairman

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

    For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 1999. The Trust designated 99.95% of the income distributions as a tax-exempt income distribution. In January, 2000, the Trust will provide tax information to shareholders for the 1999 calendar year.

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 16, 1999, where shareholders voted on the election of trustees and the selection of independent public accountants.
    1) With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                      # OF SHARES
                                                  --------------------
                                                  IN FAVOR    WITHHELD
----------------------------------------------------------------------
Theodore A. Myers...............................      7,034        82

    2) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                      # OF SHARES
                                                  --------------------
                                                  IN FAVOR    WITHHELD
----------------------------------------------------------------------
Don G. Powell*..................................  18,579,990  171,627
Hugo F. Sonnenschein............................  18,579,651  171,966

The other trustees of the Trust whose term did not expire in 1999 are David C. Arch, Rod Dammeyer, Howard J Kerr, Dennis J. McDonnell, Steven Muller and Wayne
W. Whalen.
    3) With regard to the ratification of KPMG LLP as independent public accountants for the Trust, 18,541,420 shares voted in favor of the proposal, 73,162 shares voted against and 144,151 shares abstained.

*On August 9, 1999, Don G. Powell resigned and the Board of Trustees appointed Richard F. Powers, III.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.